WisdomTree Trust

WisdomTree Strong Dollar Emerging Markets Equity Fund

WisdomTree U.S. Domestic Economy Fund

WisdomTree U.S. Export and Multinational Fund

(Ticker Symbols: EMSD, WUSA, WEXP)

(each a “Fund” and collectively the “Funds”)

Important Notice

Supplement Dated February 16, 2018

to the currently effective Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”)

and Statement of Additional Information

for the Funds

The following information should be read in conjunction with the Prospectuses and Statement of Additional Information listed above for each Fund.

At the recommendation of WisdomTree Asset Management, Inc., each Fund’s investment adviser, after continued review of the product lineup and anticipated limited future prospect of investor demand for the Funds, among other considerations, the Board of Trustees voted to close and liquidate each Fund.

After the close of business on March 16, 2018, the Funds will no longer accept creation orders. The last day of secondary market trading of shares of each Fund will be March 16, 2018. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. When a Fund commences liquidation of its portfolio, which is anticipated to occur on or around March 16, 2018, but may occur before March 16, 2018, and at different times for each Fund, each Fund will be increasing its cash holdings and deviating from the investment objective and strategies stated in its prospectus.

It is anticipated that shareholders remaining in the Funds after the last day of trading will have their shares redeemed automatically on or around March 23, 2018 and will receive cash through their broker or other applicable financial intermediary thereafter in an amount equal to the net asset value of their shares. This amount is expected to include any accrued capital gains and dividends. Shareholders remaining in a Fund and that receive cash will not be charged any transaction fees by the Fund. Whether you sell your shares or are automatically redeemed as described above, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-091-0218